UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2004

HUB INTERNATIONAL LIMITED

(Exact Name of Registrant as Specified in Its Charter)

CANADA

(State or Other Jurisdiction of Incorporation)

1-31310	36-4412416

(Commission File Number)	(I.R.S. Employer Identification No.)

55 EAST JACKSON BOULEVARD, CHICAGO, IL       60604

(Address of Principal Executive Offices)                                (Zip Code)

(877) 402-6601

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c- 4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On July 1, 2004, Hub International Limited (the “Company”) acquired Talbot Financial Corporation (“Talbot”), an insurance brokerage subsidiary of Safeco Corporation (“Safeco”) based in Albuquerque, New Mexico. The Company purchased 100% of the common shares of Satellite Acquisition Corporation (“Satellite”) a corporation formed by senior management of Talbot. In turn, Satellite purchased 100% of Talbot from Safeco for U.S.$90 million in cash. The Company will purchase management’s special shares of Satellite over the next three years, using a combination of both restricted and unrestricted common shares of the Company. Common shares will be issued on September 30, 2005, March 31, 2006, and March 31, 2007 based upon Talbot’s earnings for the 12 month periods ending December 31, 2004, 2005 and 2006, respectively. The contingent payments to management will be recorded by the Company as a charge to earnings in the form of non-cash stock based compensation expense over the period in which the payments are earned. Based upon Talbot’s financial performance through the first half of 2004 the Company anticipates earn out payments in the U.S.$45-$50 million range.

To finance the acquisition of Talbot the Company utilized existing cash reserves and borrowed $65 million pursuant to an existing credit facility with the Bank of Montreal.

There are no plans or proposals for material changes in the business or affairs of Talbot which would be expected to have a significant effect on the results of operations and financial position of the Company.

Prior to execution of the acquisition agreements, the Company was not related to Talbot or Safeco.

For additional information about this acquisition, please contact Dennis J. Pauls, Chief Financial Officer, Telephone (312) 279-4880.

Item 9.01 Financial Statements and Exhibits.

The following financial statements and pro forma financial information omitted from the registrant’s Current Report on Form 8-K filed July 6, 2004 are filed herewith.

(a)	Interim Financial Statements of Business Acquired — Talbot Financial Corporation

i.	Consolidated Balance Sheets as of June 30, 2004 and December 31, 2003.

ii.	Consolidated Statements of Earnings for the Six Months Ended June 30, 2004 and 2003.

iii.	Consolidated Statements of Shareholder’s Equity for the Six Months Ended June 30, 2004 and 2003.

iv.	Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2004 and 2003.

v.	Notes to Consolidated Financial Statements.

(b)	Annual Financial Statements of Business Acquired — Talbot Financial Corporation

i.	Report of Independent Auditors.

ii.	Consolidated Balance Sheet as of December 31, 2003.

iii.	Consolidated Statement of Earnings for the Year Ended December 31, 2003.

iv.	Consolidated Statement of Deficit for the Year Ended December 31, 2003.

v.	Consolidated Statement of Cash Flows for the Year Ended December 31, 2003.

vi.	Notes to Consolidated Financial Statements.

(c)	Pro Forma Financial Information — Hub International Limited Pro Forma Consolidated Financial Statements

i.	Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2004.

ii.	Unaudited Pro Forma Consolidated Statements of Earnings for the Six Months Ended June 30, 2004 and Year Ended December 31, 2003.

iii.	Notes to Unaudited Pro Forma Consolidated Financial Statements.

(d)	Exhibits

2.1*	Stock Purchase Agreement by and among Satellite Acquisition Corporation, Safeco Corporation and General America Corporation dated March 15, 2004.

2.2*	Subscription Agreement by and among Hub U.S. Holdings, Inc., Satellite Acquisition Corporation, Randall Talbot, David Weymouth, Roy Taylor and Talman, LLC. Dated March 15, 2004.

2.3*	Shareholder Agreement by and among Hub U.S. Holdings, Talman LLC and Satellite Acquisition Corporation dated March 15, 2004.

23.1	Consent of PricewaterhouseCoopers LLP.

99.1*	Press release dated July 1, 2004.

99.2	Talbot Financial Corporation Consolidated Financial Statements as of June 30, 2004 and for the Six Months Ended June 30, 2004 and 2003.

99.3	Talbot Financial Corporation Consolidated Financial Statements as of and for the Year Ended December 31, 2003 and Report of Independent Auditors.

99.4	Hub International Limited Unaudited Pro Forma Consolidated Financial Statements as of June 30, 2004 and for the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003.

*	Incorporated by reference from the registrant’s Current Report on Form 8-K filed as of July 6, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUB INTERNATIONAL LIMITED (Registrant)

Date: September 14, 2004	By:	/s/ W. KIRK JAMES

		Name:	W. Kirk James
		Title:	Vice President, Secretary
and Chief Corporate Development Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP.

99.2	Talbot Financial Corporation Consolidated Financial Statements as of June 30, 2004 and for the Six Months Ended June 30, 2004 and 2003.

99.3	Talbot Financial Corporation Consolidated Financial Statements as of and for the Year Ended December 31, 2003 and Report of Independent Auditors.

99.4	Hub International Limited Unaudited Pro Forma Consolidated Financial Statements as of June 30, 2004 and for the Six Months Ended June 30, 2004 and the Year Ended December 31, 2003.